Exhibit 10(aa)
A subsidiary of MCN Energy Group Inc., Detroit. Ml
MCN	        Bruce C. Schlansker        150 West Jefferson Avenue  	Telephone
Investment	 Senior Vice President      Suite 1800	               (313) 256-5869
Corporation                            Detroit, Michigan 48226	  (313) 256-5851
                                                                        FAX



December 16, 1998

VIA FACISIMILE
(405) 842-9901 and
FEDERAL EXPRESS

Mr. Herb Mee, Jr.
Beard Mining, L.L.C..
5600 North May Avenue
Suite 320
Oklahoma City, OK 73112

Re: Coal Fines Extraction and Beneficiation Agreement among
    CRC No.1 LLC, CRC No. 2 LLC, CRC No. 3 LLC, CRC No. 4 LLC CRC
    No. 5 LLC and CRC No. 6 LLC and Beard Mining, L.L.C.

Dear Mr. Mee:

Pursuant to Section 8.1 of the above referenced Agreement, as amended, CRC No.1 LLC, CRC No.2 LLC, CRC No.3 LLC, CRC No.4 LLC CRC No.5 LLC and CRC No.6 LLC hereby gives Beard Mining, L.L.C. notice of their intention to terminate the Agreement effective January 31, 1999.

Please do not hesitate to contact me if you have any questions or concerns.

Cordially,

BRUCE SCHLANSKER
Bruce Schlansker
Chairman, on behalf of
CRC No. 1 LLC, CRC No. 2 LLC,
CRC No. 3. LLC, CRC No. 4 LLC,
CRC No. 5 LLC and CRC No. 6 LLC

cc:	William Kramer